Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Deferred income taxes were recorded at a federal tax rate of 35% at December 31, 2016. On December 22, 2017, “H.R.1,” known as the “Tax Cuts and Jobs Act", was signed into law. Among other things, the Tax Cuts and Jobs Act permanently lowers the corporate federal income tax rate to 21% from the existing maximum rate of 35%, effective January 1, 2018. As a result of the reduction of the corporate federal income tax rate to 21%, U.S. generally accepted accounting principles require companies to revalue certain tax-related assets and liabilities as of the date of enactment, with the resulting tax effects accounted for in the reporting period of enactment. This revaluation impacted Park’s net deferred tax liabilities and qualified affordable housing tax credit investments. This revaluation resulted in a $1.9 million tax benefit as a result of the revaluation of Park’s net deferred tax liabilities offset by $3.1 million in tax expense as a result of the accelerated amortization of qualified affordable housing tax credit investments.  The net effect of the Tax Cuts and Jobs Act was an increase to federal income tax expense at Park of $1.2 million.

Also on December 22, 2017, the U.S. Securities and Exchange Commission (“SEC”) released Staff Accounting Bulletin No. 118 (“SAB 118”) to address any uncertainty or diversity of views in practice in accounting for the income tax effect of the Tax Cuts and Jobs Act in situations where a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to complete this accounting in the reporting period that includes the enactment date. SAB 118 allows for a measurement period not to extend beyond one year from the Tax Cut and Jobs Act’s enactment date to complete the necessary accounting.

We recorded provisional amounts of deferred income taxes using reasonable estimates in one area where the information necessary to complete the accounting was not available, prepared, or analyzed. Our deferred tax liability for temporary differences associated with equity investments in partnerships is awaiting receipt of Schedules K-1 from outside preparers, which is necessary to determine our 2017 impact from these investments.

We made no adjustments to deferred tax assets representing future deductions for accrued compensation that may be subject to new limitations under Internal Revenue Code Section 162(m) which, generally, limits the annual deduction for certain compensation paid to certain employees to $1 million. There is uncertainty in applying the newly-enacted rules to existing contracts, and Park is seeking further clarifications before completing our analysis.

We will complete and record the income tax effects of these provisional items during the period the necessary information becomes available. This measurement period will not extend beyond December 22, 2018.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Corporation’s deferred tax assets and liabilities are as follows:

December 31 (In thousands)	2017	2016
Deferred tax assets:
Allowance for loan losses	$10,498	$17,719
Accumulated other comprehensive loss – Pension plan	7,098	7,937
Accumulated other comprehensive loss – Unrealized losses on securities	946	1,618
Deferred compensation	2,744	4,140
OREO valuation adjustments	1,327	2,322
Net deferred loan fees	1,115	1,397
Deferred contract bonus	645	1,074
Nonvested equity-based compensation	1,069	1,115
Fixed assets	877	781
Accrued litigation	4	793
Other	1,226	2,525
Total deferred tax assets	$27,549	$41,421
Deferred tax liabilities:
Deferred investment income	6,120	10,199
Pension plan	19,076	26,344
Mortgage servicing rights	2,034	3,243
Partnership adjustments	460	549
Other	364	596
Total deferred tax liabilities	$28,054	$40,931
Net deferred tax (liability) asset	$(505)	$490

Park performs an analysis to determine if a valuation allowance against deferred tax assets is required in accordance with GAAP. Management has determined that it is not required to establish a valuation allowance against the December 31, 2017 or 2016 deferred tax assets in accordance with GAAP since it is more likely than not that the deferred tax assets will be fully utilized in future periods.

The components of the provision for federal income taxes are shown below:

December 31, (In thousands)	2017	2016	2015
Currently payable
Federal	$20,660	$28,879	$26,153
Amortization of qualified affordable housing projects	10,278	7,300	6,664

Deferred
Federal	3,289	581	(250)

Total	$34,227	$36,760	$32,567

The following is a reconciliation of income tax expense to the amount computed at the statutory rate of 35% for the years ended December 31, 2017, 2016 and 2015.

	2017	2016	2015
Statutory federal corporate tax rate	35.0%	35.0%	35.0%
Changes in rates resulting from:
Tax exempt interest income, net of disallowed interest	(2.8)%	(1.3)%	(0.5)%
Bank owned life insurance	(1.4)%	(1.2)%	(1.8)%
Investments in qualified affordable housing projects, net of tax benefits	(1.9)%	(1.7)%	(1.9)%
Other tax credits	—%	—%	(0.9)%
KSOP dividend deduction	(1.0)%	(1.0)%	(1.0)%
Impact of the Tax Cuts and Jobs Act (1)	1.0%	—%	—%
Other	—%	0.1%	(0.2)%
Effective tax rate	28.9%	29.9%	28.7%

(1) As a result of the reduction of the corporate federal income tax rate to 21%, U.S. generally accepted accounting principles require companies to re-value certain tax-related assets and liabilities as of the date of enactment, with the resulting tax effects accounted for in the reporting period of enactment. This re-valuation resulted in a $1.9 million tax benefit as a result of the revaluation of Park’s net deferred tax liabilities and $3.1 million in tax expense as a result of accelerated amortization of qualified affordable housing tax credit investments. The net effect of the Tax Cuts and Jobs Act was an increase to federal income tax expense at Park of $1.2 million.

Park and its subsidiaries do not pay state income tax to the state of Ohio, but pay a franchise tax based on equity. The franchise tax expense is included in "State tax expense" on Park’s Consolidated Statements of Income.

Unrecognized Tax Benefits
The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits.

(In thousands)	2017	2016	2015
January 1 Balance	$633	$558	$532
Additions based on tax positions related to the current year	117	117	80
Additions for tax positions of prior years	—	38	16
Reductions for tax positions of prior years	(9)	—	—
Reductions due to statute of limitations	(77)	(80)	(70)
December 31 Balance	$664	$633	$558

The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in the future periods at December 31, 2017, 2016 and 2015 was $506,000, $482,000 and $432,000, respectively. Park does not expect the total amount of unrecognized tax benefits to significantly increase or decrease during the next year.

The expense related to interest and penalties recorded on unrecognized tax benefits in the Consolidated Statements of Income for the years ended December 31, 2017, 2016, and 2015 was $3,500, $1,500, and $2,000, respectively. The amount accrued for interest and penalties at December 31, 2017, 2016 and 2015 was $74,000, $70,500 and $69,000, respectively.

Park and its subsidiaries are subject to U.S. federal income tax and income tax in various state jurisdictions. The Corporation is subject to routine audits of tax returns by the Internal Revenue Service and states in which we conduct business. No material adjustments have been made on closed federal and state tax audits. Generally, all tax years ended prior to December 31, 2014 are closed to examination by federal and state taxing authorities.